                                SCHWAB FUNDS(R)

                                 [SCHWAB LOGO]

                                SCHWAB NEW YORK
                                   TAX-EXEMPT
                                  MONEY FUND-
                                  SWEEP SHARES

           [Photo of the Schwab Building, San Francisco, California]

ANNUAL REPORT
DECEMBER 31, 1995

Dear Shareholder,

[Photo of               The SchwabFunds Family(R) is celebrating tremendous
Charles                 growth as a mutual fund complex. By placing your trust
R. Schwab]              in SchwabFunds(R), you've helped total assets under
                        management grow by $8 billion in 1995 to reach over $31 billion. With over $31 billion in assets under management, SchwabFunds ranks in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals who make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through a careful and disciplined selection of securities, the portfolio managers strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds.

We believe an important part of serving your needs is keeping you informed about your investments. For example, we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

The SchwabFunds Family has grown to include a selection of funds that meets the "core" needs of investors. SchwabFunds offers a solution to investors who want the convenience and competitive costs of a no-load mutual fund family. The 19 no-load funds available to retail investors, including the new Schwab Asset Director(R) Funds, offer diversification of the U.S. and international equity markets, both taxable and tax-free bonds and a variety of money market investments.

With this level of diversification, you may use SchwabFunds to create an efficient, well-rounded portfolio. Or you may use them to serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And we expect these efforts to help us to meet even higher standards of excellence in the years ahead.

                                  /s/ Charles R. Schwab
                                  Charles R. Schwab

Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT ADVISER

We're pleased to present the first annual report for the Schwab New York Tax-Exempt Money Fund-Sweep Shares, detailing the performance of your investment for the period from commencement of operations on February 27, 1995 to December 31, 1995.

During this abbreviated reporting period which ended December 31, 1995, these Shares provided you with competitive current income exempt from federal income tax and New York state and local personal income taxes 1, while preserving your investment and giving you ready access to your money.

POSITIVE GROWTH IN ASSETS AND SHAREHOLDERS

Since its commencement on February 27, 1995, the Schwab New York Tax-Exempt Money Fund-Sweep Shares experienced positive growth in assets and number of shareholders. At December 31, 1995, total net assets had grown to over $204 million, while its shareholder base had increased to over 6,900. We believe this positive growth reflects a growing awareness of the advantages of "tax-smart" investing -- especially for investors in high tax states like New York.

PERFORMANCE REVIEW

The table below presents the Schwab New York Tax-Exempt Money Fund-Sweep Shares' 7-day average yields at year end. Of course, money market fund yields fluctuate and past performance is no guarantee of future results.

================================================================================
                             7-DAY AVERAGE YIELDS 2
                            (As of December 31, 1995)

         Simple                 Compound            Compound Taxable Equivalent*
--------------------------------------------------------------------------------
          3.83%                   3.90%                         7.34%
================================================================================

* Taxable equivalent yield assumes a 1995 maximum combined federal income tax and New York state and New York City personal income tax rate of 46.88%.

THE OPPORTUNITY FOR HIGHER YIELDS, AFTER TAXES

The Schwab New York Tax-Exempt Money Fund-Sweep Shares is designed to help you keep more of the income you earn, after taxes. If you're in a high tax bracket, the triple tax-exempt income from these money market fund shares may provide potentially higher yields than taxable money funds on a taxable equivalent basis.


1 If applicable, income may be subject to the Alternative Minimum Tax (AMT).

2 A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursements, the 7-day simple yield would have been 3.54%, the 7-day compound yield would have been 3.60%, and the 7-day compound taxable equivalent yield would have been 6.78% at December 31, 1995.

On December 26, 1995, the Schwab New York Tax-Exempt Money Fund-Sweep Shares' average 7-day simple yield was 3.71% and average 7-day compound yield was 3.78%. 3 As illustrated below, for shareholders in the 1995 top federal income tax and New York state and local personal income tax brackets, this compound yield translates into a compound taxable equivalent yield of 7.11%, surpassing the 5.27% compound 7-day average yield for fully taxable money funds on the same date. 4

--------------------------------------------------------------------------------
                              HERE'S HOW THE SCHWAB
              NEW YORK TAX-EXEMPT MONEY FUND - SWEEP SHARES COMPARED
             WITH FULLY TAXABLE MONEY FUNDS ON DECEMBER 26, 1995 FOR
                  SHAREHOLDERS IN THE HIGHEST 1995 TAX BRACKET.*
--------------------------------------------------------------------------------

Your Sweep Shares 7-day
compound taxable equivalent yield:**                           7.11%

Average 7-day compound yield for fully
taxable money funds:                                           5.27%
                                                               ----
YOUR YIELD ADVANTAGE, AFTER TAXES:                             1.84%

* Source: IBC/Donoghue, average 7-day compound yield for the 269 funds in the First Tier category of Taxable Money Funds as of 12/26/95. Past performance is no guarantee of future results.

** Taxable equivalent yield assumes a 1995 maximum combined federal income tax and New York state and New York City personal income tax rate of 46.88%.
--------------------------------------------------------------------------------

A KEY GOAL: PRESERVING YOUR INVESTMENT

While higher returns are important, if you're like most money market fund investors, preserving the value of your investment probably ranks among your foremost concerns. Toward that end, the Schwab New York Tax-Exempt Money Fund-Sweep Shares is managed with capital stability as a fundamental objective.

The Fund seeks to maintain a stable $1 share price to protect your principal. As with all money market funds, however, there can be no assurance that the Fund will be able to maintain a $1 net asset value. It's also important to understand that your investment is neither insured nor guaranteed by the U.S. government.

PROFESSIONALLY MANAGED, HIGH-QUALITY PORTFOLIO

The Schwab New York Tax-Exempt Money Fund primarily invests in high-quality, short-term municipal obligations that generate interest income exempt from federal income tax and New York state and local personal income taxes. 5 To minimize credit risk, the Fund has invested in securities rated in the top rating category (known as "First Tier") assigned by nationally recognized statistical rating organizations (NRSROs), or securities of equivalent credit quality if unrated. Additionally, we maintain strict credit quality standards for the Fund's holdings and actively manage the portfolio maturity to help protect and enhance your returns.


3 A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursements, the 7-day simple yield would have been 3.40%, the 7-day compound yield would have been 3.46%, and the 7-day compound taxable equivalent yield would have been 6.51% at December 26, 1995.

4 Source: IBC/Donoghue, average 7-day compound yield for the 269 funds in the First Tier category of Taxable Money Funds as of 12/26/95. Past performance is no guarantee of future results.

5 If applicable, income may be subject to the Alternative Minimum Tax (AMT).

The chart below illustrates the Fund's portfolio composition on December 31, 1995. In addition, you'll find a complete listing of the securities in the Fund's portfolio at year end later in this report.

     SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
     PORTFOLIO COMPOSITION - DECEMBER 31, 1995

     [PORTFOLIO COMPOSITION PIE CHART]

      Variable Rate Obligations                 60%
      Tax-Exempt Commercial Paper                7%
      Notes                                     23%
      Bonds Under 13 Months                      6%
      Variable Rate Tender Option
       Bonds/Partnerships                        4%

To enhance your understanding of the Schwab New York Tax-Exempt Money Fund-Sweep Shares' performance in 1995, the portfolio management team discusses key economic trends and their impact on the Fund in the following section. If you want more information on the Fund, or any mutual fund in the SchwabFunds Family(R), contact your local Schwab office or call 1-800-2 NO-LOAD.

LOOKING FORWARD IN 1996

The Schwab New York Tax-Exempt Money Fund-Sweep Shares provided you with competitive triple tax-exempt returns in 1995. We believe that the Fund will continue to offer you an effective way to pursue your tax-exempt investing goals.

Thank you for placing your trust in SchwabFunds(R). We value your confidence, and we will strive to continue to meet your investment needs in the future.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                            EFFECTIVE CASH MANAGEMENT

  The Schwab New York Tax-Exempt Money Fund-Sweep Shares can be linked to your Schwab account to keep all of your money invested and working for you. With this special "sweep" feature, balances of $100 or more in your brokerage or Schwab One(R) account are automatically invested on a regular basis in the sweep shares you've selected and can be used to automatically settle trades or cover Schwab One checks. It's an easy, convenient way to put your short-term cash reserves to work, giving you the opportunity to earn triple tax-exempt
  6 returns while remaining available to you on demand. For more information, call 1-800-2 NO-LOAD
--------------------------------------------------------------------------------


6 If applicable, income may be subject to the Alternative Minimum Tax (AMT).

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Walter Beveridge - Portfolio Manager

Q. WHAT WAS THE GENERAL ECONOMIC CLIMATE DURING 1995?

A. The economic expansion slowed in 1995 to an annual rate of 1.4% through the end of the third quarter, compared to the impressive 3.7% growth rate of the Real Gross Domestic Product (GDP) during 1994. 1 This slowing of the economy can largely be attributed to the series of increases in the federal funds rate implemented by the Federal Reserve Bank (known as the Fed) throughout 1994 and early 1995. The Fed raised its federal funds rate target from 3.0% at the beginning of 1994 to a high of 6.0% in February 1995. By increasing the target on the federal funds rate, the Fed hoped to head off the inflationary impact of a rapidly growing economy by slowing the rate of growth without putting the economy into a recession. Following three 0.25% reductions in July and December of 1995, and January of 1996, the federal funds rate target stood at 5.25% at the end of January 1996. The economic data currently suggests that the Fed's actions have achieved the desired effect, as inflation has stabilized and the U.S. has entered into a period of moderate economic growth.

Several key economic indicators, such as industrial production, capacity utilization, new home sales, and retail sales have fallen from their high 1994 levels, indicating that economic activity in many sectors has slowed. Although the unemployment rate has remained low at 5.6% for 1995, non-farm payroll growth slowed quite dramatically throughout the year. In light of the economic data and the positive inflation outlook, the Fed lowered the federal funds rate, or eased monetary policy, twice in 1995 and once in January 1996.

Q. HOW HAVE RECENT POLITICAL EVENTS IMPACTED SHORT-TERM INTEREST RATES?

A. One of the most significant news stories of 1995 was the uncertainty surrounding the federal budget and debt ceiling negotiations between Congress and the Clinton Administration and the resulting government shutdowns. While these events have taken center stage in the national spotlight, the issues relating to the deficit ceiling itself have had a relatively minor impact to date on the financial markets. As of this writing, short-term interest rates have declined largely as a result of weaker economic growth, lower inflation, and the market's expectations that a balanced budget deal may be achieved. The Fed already has lowered the federal funds rate a total of 0.50% in 1995 and 0.25% in January 1996; a balanced budget compromise could give the Fed incentive to lower interest rates even further, an action which is widely anticipated by market participants.


1 All Gross Domestic Product (GDP) statistics used in this report are based on the Commerce Department's new chain-weighted calculation methodology. As a result, these statistics may differ from those in previous SchwabFunds shareholder reports, which used the prior fixed-weight methodology. During 1996, the Commerce Department will revise all GDP growth rate reporting to a chain-weighted basis.

Q. HOW HAVE SHORT-TERM TAX-EXEMPT RATES RESPONDED TO THE DECLINES IN TAXABLE INTEREST RATES?

A. With the exception of the first four months of 1995, short-term tax-exempt rates declined, mirroring the drop in taxable rates. As shown in the graph below, these rates were characterized by a degree of volatility with no clear trend during the initial four months of the year. During May and June, strong demand for shorter-term fixed-rate securities caused a significant reduction in the 90-day municipal commercial paper rate.

Differences in rate movements between tax-exempt and taxable securities are due to differences in supply and demand conditions in these markets. The supply of tax-exempt securities is more irregular because tax-exempt issuers enter the market based on budgetary, tax, legal and other considerations -- different motivations from those of taxable issuers. Demand can be impacted by interest rate sensitive buyers who enter and exit the tax-exempt market in an effort to earn trading profits by capitalizing on changes in the size of the spread between taxable and tax-exempt rates. Additionally, there are certain times throughout the year when short-term municipal rates do not correlate well with short-term taxable rates, because of certain technical factors that occur in the municipal market. One recurring example of this phenomenon tends to occur during early July, when there are high levels of cash in the market and a shortage of acceptable investment choices.

        INTEREST RATES DECREASED IN 1995

        YIELDS
        90-Day Municipal Commercial Paper
        January 6, 1995 - December 29, 1995

[Line graph showing 90-Day Municipal Commercial Paper yield.]

             Yield
     1/6/95             4.00
     1/13/95            4.06
     1/20/95            4.02
     1/27/95            4.04
     2/3/95             4.00
     2/10/95            4.15
     2/17/95            4.18
     2/24/95            4.04
     3/3/95             4.08
     3/10/95            3.91
     3/17/95            3.96
     3/24/95            3.90
     3/31/95            3.96
     4/7/95             3.95
     4/14/95            4.06
     4/21/95            4.10
     4/28/95            4.10
     5/5/95             4.10
     5/12/95            4.09
     5/19/95            3.97
     5/26/95            3.81
     6/2/95             3.69
     6/9/95             3.20
     6/16/95            3.40
     6/23/95            3.60
     6/30/95            3.65
     7/7/95             3.00
     7/14/95            3.03
     7/21/95            3.48
     7/28/95            3.70
     8/4/95             3.58
     8/11/95            3.75
     8/18/95            3.79
     8/25/95            3.75
     9/1/95             3.73
     9/8/95             3.49
     9/15/95            3.68
     9/22/95            3.69
     9/29/95            3.70
     10/6/95            3.58
     10/13/95           3.75
     10/20/95           3.75
     10/27/95           3.79
     11/3/95            3.64
     11/10/95           3.65
     11/17/95           3.68
     11/24/95           3.60
     12/1/95            3.48
     12/8/95            3.36
     12/15/95           3.61
     12/22/95           3.48
     12/29/95           3.50

        90-Day Municipal Commercial Paper

        Source: Lehman Brothers, Inc.

Q. WHAT ACTIONS DID THE INVESTMENT MANAGER TAKE ON BEHALF OF THE FUND TO RESPOND TO CHANGES IN THE INTEREST RATE ENVIRONMENT?

A. In response to the softer economic climate and expectations of federal funds rate reductions during the year, the Fund's dollar-weighted average maturity was lengthened during 1995. In a declining interest rate environment, extending the Fund's average maturity helps minimize the impact of having to reinvest money at lower market rates as securities held in the Fund's portfolio mature. For example, the average dollar-weighted maturity of the Schwab New York Tax-Exempt Money Fund increased from 44 days on March 31, 1995 to 48 days on December 31, 1995. Although the Fund's yield has decreased recently in response to the decline in market interest rates, this strategy of lengthening the Fund's maturity was successful in delaying the decline in the Fund's yield.

Q. WHAT STANDARDS ARE USED IN SELECTING SECURITIES FOR THE FUND'S PORTFOLIO?

A. The Federal government requires money market funds to hold high-quality securities in their portfolios. For the Schwab New York Tax-Exempt Money Fund, we have continued to take the additional step of investing only in what are referred to as "First Tier" securities. In general, a First Tier security is one that matures within certain recognized limits and carries the top rating from the requisite number of NRSROs, or is deemed to be of comparable quality by the Trust's Board of Trustees, if unrated.

To increase the overall credit of the Fund's portfolio, we also selectively purchase securities which are insured or backed by a letter of credit from First Tier financial institutions. These arrangements are frequently referred to as "credit enhancements" because they provide an additional level of creditworthiness in addition to the financial strength of the underlying issuer. The Investment Manager's thorough credit review of the Fund's securities includes ongoing review of the issuer as well as any insurance company or financial institution providing a credit enhancement to the security. Banks which provide enhancements on securities we purchase include First Tier banks in countries such as the U.S., Japan and the United Kingdom.

There continues to be a considerable amount of news coverage concerning the health of the Japanese economy in general and Japanese banks in particular. Over the last year, we have increased the frequency of our visits to Japan to call on Japanese financial institutions and Japanese government agencies. As a result of these trips and our continuous monitoring of the economic situation in Japan, we continue to refine our policies regarding investment in these securities. The banks we have selected are First Tier and represent some of the highest-quality Japanese institutions. With respect to credit enhancements, we feel these Japanese banks, as well as certain other international institutions, represent excellent opportunities to maintain the overall credit quality of the portfolio.

Q. HOW HAS THE ECONOMIC CLIMATE IN NEW YORK AFFECTED THE FUND'S PERFORMANCE?

A. New York's creditworthiness is supported by a diverse economic base, by the importance of New York City in the world's financial markets, as well as its extensive tourism and service related businesses. The state entered the last recession earlier than other states and its recovery has been significantly slower and less robust than that which has been experienced elsewhere. At the current growth rate, New York is not expected to reach pre-recession employment levels until perhaps late 1997. Continued growth will be constrained by ongoing structural changes in the economy, downsizing by large corporations (especially Wall Street firms), cutbacks in defense spending, and high levels of public assistance.

In spite of reported budgetary surpluses in 1993 and 1994, the state still faces the challenge of resolving a general fund deficit of more than $2.3 billion. The Governor and legislature have prepared a 1996 budget that makes important changes in state spending and tax policy. However, the key to the budget's success is a realization of the economic growth forecast as well as the state's ability to implement its new strategy in a smooth and timely fashion. Continued economic sluggishness may impair the expected revenue growth, and the late adoption of the budget and other administrative delays will make it difficult for the State to implement many of the necessary changes. Therefore, it is unlikely that the state will reverse its general fund deficit in 1996.

New York municipal securities offer yields that are very close to the national average for tax-exempt municipal securities. We are satisfied that the New York securities which the Fund owns represent minimal credit risk; we will, of course, continue to closely monitor the State's economic situation.

The State's current credit ratings are A from Moody's Investor Service, A- from Standard & Poor's Corporation and A+ from Fitch Investors Services, Inc., three well-known rating agencies.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                                  ASSET GROWTH

                              Total Net Assets
    Total                      as of 2/27/95                       Percentage
  Net Assets                   (commencement                       Growth Over
as of 12/31/95                 of operations)                       Reporting
   (000s)                          (000s)                            Period
--------------------------------------------------------------------------------
  $220,006                       $153,806*                             43%

--------------------------------------------------------------------------------

                      AVERAGE YIELDS FOR THE PERIODS ENDED
                               DECEMBER 31, 1995
                                  SWEEP SHARES


   Last                               Last                           Last
Seven Days                        Three Months                  Twelve Months
--------------------------------------------------------------------------------
  3.83%                              3.18%                            N/A

--------------------------------------------------------------------------------

                             VALUE ADVANTAGE SHARES


   Last                               Last                           Last
Seven Days                        Three Months                   Twelve Months
--------------------------------------------------------------------------------
   4.07%                             3.42%                            N/A

--------------------------------------------------------------------------------

                               MATURITY SCHEDULE
                          PERCENT OF TOTAL INVESTMENTS

 Maturity Range      3/31/95     6/30/95     9/30/95     12/31/95
-----------------------------------------------------------------
    0 -  15 Days        79.6%       75.4%       72.2%        68.4%
   16 -  30 Days         4.2         0.0         0.0          0.0
   31 -  60 Days         0.0         2.7         4.0         11.7
   61 -  90 Days         0.0         7.1         1.5          0.0
   91 - 120 Days         0.8         0.0         4.8          3.1
   Over 120 Days        15.4        14.8        17.5         16.8
Weighted Average     44 Days     39 Days     50 Days      48 Days
-----------------------------------------------------------------

* Includes amounts accumulated prior to commencement of operations.

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                                 Par        Value
                                ------     --------
VARIABLE RATE
 OBLIGATIONS--59.9%(a)
Albany, New York Industrial
 Development Agency
 Adjustable Revenue Bonds
 (Newkirk Products, Inc.)
 Series 1995A/
 (Fleet Bank of
 New York LOC)
 5.15%, 01/04/96                $1,000       $1,000
Babylon, New York Variable
 Rate General Obligation Bonds
 Series B/(Bank of Nova Scotia
 SBPA &
 AMBAC Insurance)
 4.90%, 01/07/96                 2,000        2,000
Cortland County, New York
 Industrial Development Agency
 Revenue Bonds (General Signal
 Corp. Project) Series 1983/
 (Wachovia Bank LOC)
 4.85%, 01/07/96                 1,750        1,750
Erie County, New York Water
 Authority Revenue Bonds
 Series 1993B/
 Industrial Bank of
 Japan SBPA &
 AMBAC Insurance)
 5.10%, 01/07/96                 1,400        1,400
Franklin County, New York
 Industrial Development Agency
 Revenue Bonds
 (Kes Chateaugay LP
 Project) Series A/
 (Bank of Tokyo LOC)
 5.20%, 01/07/96                 3,000        3,000
Geneva, New York
 Industrial Development
 Agency Civic Facility
 Revenue Bonds
 (Colleges of The Seneca)
 Series 1993A/
 (Sumitomo Bank LOC)
 5.10%, 01/07/96                 2,500        2,500
Monroe County, New York
 Industrial Development Agency
 Revenue Bonds (ENBI Corp.
 Lease Rent Project)
 Series 1988/
 (ABN-AMRO Bank LOC)
 4.95%, 01/07/96                 2,000        2,000
New Rochelle, New York
 Industrial Development
 Authority Revenue Bonds (Chas
 Sadek Import Corp.)/ (Bank of
 New York LOC)
 5.15%, 01/07/96                 5,500        5,500
New York City, New York
 General Obligation
 Bonds Series 1992B/
 (FGIC Insurance)
 5.00%, 01/01/96                   100          100
New York City, New York
 General Obligation
 Bonds Series 1993
 Subseries A-8B/
 (Sanwa Bank LOC)
 5.95%, 01/01/96                   385          385
New York City, New York
 General Obligation
 Bonds Series 1993
 Subseries B-4/(Union
 Bank of Switzerland LOC)
 5.00%, 01/01/96                 1,000        1,000
New York City, New York
 General Obligation
 Bonds Series 1994
 Subseries B-4/(Union
 Bank of Switzerland LOC)
 5.00%, 01/07/96                   700          700
New York City, New York
 General Obligation
 Bonds Series 1994B
 Subseries B-4/
 (MBIA Insurance &
 National Westminster
 Bank SBPA)
 5.90%, 01/01/96                   100          100
New York City, New York
 General Obligation
 Bonds Series 1995B
 Subseries B-2/
 (Bank Austria AG SBPA &
 MBIA Insurance)
 5.90%, 01/01/96                 1,900        1,900
New York City, New York
 Housing Development Corp.
 Mortgage Revenue Multi Family
 Housing Revenue Bonds
 (Columbus Gardens Project)
 Series 1993A/ (Citibank LOC)
 4.75%, 01/07/96                 3,500        3,500
New York City, New York
 Housing Development Corp.
 Variable Rate Demand
 Special Obligation Revenue
 Bonds (East 96th Street
 Project) Series 1990A/
 (Mitsubishi Bank LOC)
 5.10%, 01/07/96                 9,700        9,700
New York City, New York
 Industrial Development Agency
 Floating Rate
 Revenue Bonds
 (White Plains Auto)/
 (Societe Generale LOC)
 5.15%, 01/07/96                   300          300

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                                 Par        Value
                                ------     --------
New York City, New York
 Municipal Water Finance
 Authority Water & Sewer
 System Revenue Bonds
 Series 1994C/
 (FGIC Insurance)
 5.90%, 01/01/96                $1,200       $1,200
New York City, New York
 Municipal Water Finance
 Authority Water & Sewer
 System Revenue Bonds
 Series 1994G/
 (FGIC SPA &
 FGIC Insurance)
 5.90%, 01/01/96                 2,100        2,100
New York City, New York
 Municipal Water Finance
 Authority Water and Sewer
 System Revenue Bonds
 Series 1995A/
 (FGIC Insurance)
 5.50%, 01/01/96                 2,000        2,000
New York City, New York
 Various Rate General
 Obligation Bonds Series
 1995B1 Subseries B-8/
 (Mitsubishi Bank LOC)
 5.35%, 01/07/96                   700          700
New York State Dormitory
 Authority Revenue Bonds
 (Masonic Hall Asylum)/ (AMBAC
 Insurance &
 Credit Local de
 France SBPA)
 4.90%, 01/07/96                 7,000        7,000
New York State Energy Research
 & Development Authority
 Electric Facilities
 Adjustable Rate Revenue Bonds
 (Long Island
 Lighting Co. Project)
 Series 1993A/
 (Toronto-Dominion
 Bank LOC)
 5.00%, 01/07/96                 2,000        2,000
New York State Energy Research
 & Development Authority
 Electric Facilities
 Adjustable Rate Revenue Bonds
 (Long Island
 Lighting Co. Project)
 Series 1993B/
 (Toronto-Dominion
 Bank LOC)
 5.05%, 01/07/96                 6,000        6,000
New York State Energy Research
 & Development Authority
 Pollution Control Refunding
 Revenue Bonds (Orange &
 Rockland Utilities, Inc.
 Project) Series 1994A/ (FGIC
 Insurance &
 Societe Generale SBPA)
 4.90%, 01/07/96                 9,100        9,100
New York State Energy Research
 & Development Authority
 Pollution Control Refunding
 Revenue Bonds/ (Union Bank of
 Switzerland LOC)
 5.30%, 01/07/96                 1,900        1,900
New York State Energy Research
 & Development Authority
 Pollution Control Revenue
 Bonds (Central Hudson Gas &
 Electric Corp. Project)
 Series 1985A/
 (J. P. Morgan Delaware LOC)
 5.00%, 01/07/96                 4,300        4,300
New York State Housing Finance
 Agency Revenue Bonds (East
 84th Street Project)
 Series 1995A/
 (Fleet Bank of
 New York LOC)
 5.10%, 01/07/96                 5,000        5,000
New York State Housing Finance
 Agency Variable Rate Housing
 Revenue Bonds (Hospital
 Special Surgery Staff)
 Series 1985A/
 (Sakura Bank LOC)
 4.70%, 01/07/96                 6,700        6,700
New York State Housing Finance
 Agency Variable Rate Multi
 Family Housing Revenue Bonds
 (Normandie Court II)
 Series 1987A/
 (Bankers Trust Co. LOC)
 4.95%, 01/07/96                 2,900        2,900
New York State Housing Finance
 Agency Variable
 Rate Revenue Bonds
 (Mount Sinai School of
 Medicine) Series 1984A/
 (Sanwa Bank LOC)
 4.70%, 01/07/96                 5,900        5,900
New York State Local
 Government Assistance
 Corp. Revenue Bonds
 Series 1994B/
 (Credit Suisse &
 Swiss Bank LOC)
 4.95%, 01/07/96                 6,900        6,900
New York State Local
 Government Assistance
 Corp. Revenue Bonds
 Series 1995F/(Toronto-
 Dominion Bank LOC)
 5.05%, 01/07/96                 1,900        1,900
New York State Local
 Government Assistance
 Corp. Revenue Bonds
 Series 1995G/(National
 Westminster Bank LOC)
 4.90%, 01/07/96                 1,100        1,100

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Par        Value
                                ------     --------
Niagara County, New York
 Industrial Development Agency
 Revenue Bonds (Allegheny
 Ludlum Steel Company)
 Series 1984/
 (PNC Bank LOC)
 5.00%, 01/07/96                $3,500       $3,500
Niagara Falls, New York Bridge
 Commission Revenue Bonds
 Series 1993A/
 (FGIC Insurance &
 Industrial Bank of
 Japan SBPA)
 5.10%, 01/07/96                 3,400        3,400
Port Authority, New York and
 New Jersey Special Obligation
 Revenue Bonds Series 1993/
 (Deutsche Bank LOC)
 5.10%, 01/07/96                 4,000        4,000
Puerto Rico--Puerto Rico
 Government Development
 Bank Revenue
 Refunding Bonds
 Series 1985/
 (Credit Suisse LOC)
 4.50%, 01/07/96                 5,000        5,000
Schenectady, New York
 Industrial Development Agency
 Industrial Development
 Revenue Bonds (Fortitech
 Holding Corp. Project)
 Series A/
 (Fleet Bank of
 New York LOC)
 5.15%, 01/07/96                 1,500        1,500
St. Lawrence County, New York
 Industrial Development Agency
 Environmental Improvement
 Revenue Bonds
 (Reynolds Metals
 Project) Series 1995/
 (Royal Bank of Canada LOC)
 5.00%, 01/07/96                 4,000        4,000
Triborough Bridge and Tunnel
 Authority, New York Special
 Obligation Bridge Revenue
 Bonds Series 1994/
 (FGIC SPA &
 FGIC Insurance)
 4.90%, 01/07/96                 2,700        2,700
Yonkers, New York Industrial
 Development Agency Civic
 Facilities Revenue Bonds
 (Consumers Union Facility
 Project) Series 1989/
 (Industrial Bank of
 Japan LOC)
 5.30%, 01/07/96                 1,500        1,500
Yonkers, New York Industrial
 Development Agency Civic
 Facilities Revenue Bonds
 (Consumers Union Facility
 Project) Series 1991/
 (Industrial Bank of
 Japan LOC)
 5.30%, 01/07/96                   700          700
Yonkers, New York Industrial
 Development Agency Civic
 Facilities Revenue Bonds
 (Consumers Union Facility
 Project) Series 1994/ (AMBAC
 Insurance &
 Credit Local de
 France SBPA)
 4.95%, 01/07/96                 1,100        1,100
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS (Cost
 $130,935)                                  130,935
                                            -------
VARIABLE RATE TENDER
 OPTION BONDS--1.9%(a)
New York City, New York
 General Obligation Bonds
 (Citi-1I)/(AMBAC Insurance,
 Escrowed to Maturity with
 Government Securities &
 Citibank Tender Option)
 5.29%, 01/07/96                 4,100        4,100
                                            -------
TOTAL VARIABLE RATE TENDER OPTION
 BONDS (Cost $4,100)                          4,100
                                            -------
VARIABLE RATE TENDER
 OPTION BOND
 PARTNERSHIPS--2.5%(a)(c)
New York State Dormitory
 Authority, New York
 University Insured Revenue
 Bonds
 (BTP-26)/(Automatic
 Data Processing, Inc.
 Tender Option &
 MBIA Insurance)
 4.11%, 01/07/96                 5,375        5,375
                                            -------
TOTAL VARIABLE RATE TENDER OPTION BOND
 PARTNERSHIPS
 (Cost $5,375)                                5,375
                                            -------
BOND ANTICIPATION
 NOTES--8.1%(b)
Broome County, New York
 Bond Anticipation Notes
 Series 1995-96
 4.33%, 04/19/96                 3,812        3,819
 3.77%, 04/19/96                 3,000        3,010
Dutchess County, New York Bond
 Anticipation Notes
 Series 1995-96
 3.75%, 08/02/96                 2,825        2,833
Rochester, New York General
 Obligation Bond Anticipation
 Notes Series 1995I
 3.80%, 10/31/96                 5,000        5,018
Schenectady, New York General
 Obligation Bond Anticipation
 Notes Series 1995
 4.63%, 02/16/96                 3,068        3,070
                                            -------
TOTAL BOND ANTICIPATION NOTES (Cost
 $17,750)                                    17,750
                                            -------

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                                 Par        Value
                                ------     --------
GENERAL
 OBLIGATIONS--0.8%(b)
Buffalo, New York General
 Obligation Revenue Bonds/
 (MBIA Insurance)
 3.50%, 12/01/96                $1,824      $ 1,832
                                             ------
TOTAL GENERAL OBLIGATIONS
 (Cost $1,832)                                1,832
                                             ------
REVENUE BONDS--4.9%(b)
New York State Power Authority
 Revenue and General Purpose
 Bonds Series 1993C
 3.32%, 01/01/97                 1,600        1,600
New York State Urban
 Development Corp.
 Correctional Facilities
 Revenue Bonds/
 (Escrowed to Maturity with
 Government Securities)
 4.80%, 01/01/96                 7,000        7,140
Triborough Bridge and Tunnel
 Authority, New York General
 Purpose Revenue Bonds
 Series 1986-1/
 (Escrowed to Maturity with
 Government Securities)
 4.07%, 01/01/96                 1,000        1,020
Triborough Bridge and Tunnel
 Authority, New York General
 Purpose Revenue Bonds Series
 I/(Escrowed to Maturity
 with Government Securities)
 4.45%, 01/01/96                 1,000        1,020
                                             ------
TOTAL REVENUE BONDS
 (Cost $10,780)                              10,780
                                             ------
TAX ANTICIPATION NOTES--15.3%(b)
East Hampton, New York
 Unified Free School District
 Tax Anticipation Notes
 Series 1995-1996
 3.76%, 06/28/96                 5,000        5,004
Half Hollow Hills Huntington-
 Babylon, New York Centralized
 School District Suffolk
 County Tax and Revenue
 Anticipation Notes
 3.70%, 06/28/96                 5,800        5,815
New York City, New York
 Tax Anticipation Notes
 Series 1995-1996A
 3.80%, 02/15/96                 3,000        3,003
 3.70%, 02/15/96                 5,000        5,005
South Huntington, New York
 Unified Free School District
 Tax Anticipation Notes
 Series 1995-1996
 3.78%, 06/28/96                 5,000        5,010
 3.60%, 06/28/96                 2,500        2,508
West Islip, New York Unified
 Free School District General
 Obligation Tax Anticipation
 Notes Series 1995
 4.00%, 06/27/96                 5,000        5,018
 3.40%, 06/27/96                 2,000        2,013
                                            -------
TOTAL TAX ANTICIPATION NOTES
 (Cost $33,376)                              33,376
                                            -------
TAX-EXEMPT COMMERCIAL
 PAPER--6.6%(b)
New York City, New York
 General Obligation Bonds
 Fiscal 1994 Series H-4/
 (AMBAC Insurance &
 Kredietbank, N.V. SBPA)
 3.75%, 02/15/96                 1,500        1,500
New York City, New York
 Municipal Water
 Finance Authority/
 (Credit Suisse LOC)
 3.75%, 02/08/96                 7,000        7,000
New York State Dormitory
 Authority Revenue Bonds
 (Memorial Sloan Kettering
 Project) Series 1989C/
 (Chemical Bank LOC)
 3.75%, 02/08/96                 6,000        6,000
                                            -------
TOTAL TAX-EXEMPT COMMERCIAL PAPER
 (Cost $14,500)                              14,500
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $218,648)                           $218,648
                                           ========

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS.

     For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

     (a) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on December 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features, the next interest reset date is shown.

     (b) Interest rates represent effective yield to put or call date at time of purchase.

     (c) Certain securities purchased by the Fund are private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to institutional investors, such as the Schwab New York Tax-Exempt Money Fund. Any resale by the Fund must be in an exempt transaction, normally to a qualified institutional buyer. At December 31, 1995, the aggregate value of private placement securities held by the Fund was $5,375,000 which represented 2.44% of net assets. All of these private placement securities were determined by the Investment Manager to be liquid in accordance with procedures adopted by the Board of Trustees.

     Abbreviations
     -------------------
     AMBAC   AMBAC Indemnity Corporation
     FGIC    Financial Guaranty Insurance Company
     LOC     Letter of Credit
     MBIA    Municipal Bond Investors Assurance Corporation
     SBPA    Standby Purchase Agreement
     SPA     Securities Purchase Agreement

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $218,648)                            $218,648
Cash                                                                    39
Interest receivable                                                  2,232
Receivable for fund shares sold                                        250
Receivable from adviser                                                  4
Deferred organization costs                                             23
Prepaid expenses                                                         3
                                                                  --------
     Total assets                                                  221,199
                                                                  --------
LIABILITIES
Payable for:
  Dividends                                                            899
  Fund shares redeemed                                                 120
  Investment advisory and administration fee                            37
  Transfer agency and shareholder service fees                          68
  Other                                                                 69
                                                                  --------
     Total liabilities                                               1,193
                                                                  --------
Net assets applicable to outstanding shares                       $220,006
                                                                  ========
NET ASSETS CONSIST OF:
  Capital paid in                                                 $220,012
  Accumulated net realized loss on investments sold                     (6)
                                                                  --------
                                                                  $220,006
                                                                  ========
THE PRICING OF SHARES
  204,869 outstanding Sweep Shares and
     15,143 outstanding Value Advantage Shares,
     $0.00001 par value (unlimited shares authorized)              220,012
  Net asset value, offering and redemption price per each
     Sweep Share and Value Advantage Share                           $1.00

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
STATEMENT OF OPERATIONS (in thousands)
For the period February 27, 1995 (commencement of operations) to
December 31, 1995
--------------------------------------------------------------------------------

Interest income                                                     $6,178
                                                                    ------
Expenses:
  Investment advisory and administration fee                           741
  Transfer agency and shareholder service fees:
     Sweep Shares                                                      708
     Value Advantage Shares                                              9
  Custodian fees                                                        60
  Registration fees                                                    120
  Professional fees                                                     26
  Shareholder reports                                                   28
  Trustees' fees                                                         1
  Amortization of deferred organization costs                            4
  Insurance and other expenses                                           4
                                                                    ------
                                                                     1,701
Less expenses reduced and absorbed                                    (690)
                                                                    ------
     Total expenses incurred by Fund                                 1,011
                                                                    ------
Net investment income                                                5,167
Net realized loss on investments sold                                   (6)
                                                                    ------
Increase in net assets resulting from operations                    $5,161
                                                                    ======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
For the period February 27, 1995 (commencement of operations) to
December 31, 1995
--------------------------------------------------------------------------------

Operations:
  Net investment income                                          $   5,167
  Net realized loss on investments sold                                 (6)
                                                                 ---------
  Increase in net assets resulting from operations                   5,161
                                                                 ---------
Dividends to shareholders from net investment income:
  Sweep Shares                                                      (5,046)
  Value Advantage Shares                                              (121)
                                                                 ---------
  Total dividends to shareholders                                   (5,167)
                                                                 ---------
Capital share transactions (dollar amounts and
  number of shares are the same):
  Proceeds from shares sold                                        692,976
  Net asset value of shares issued in reinvestment of
     dividends                                                       4,181
  Less payments for shares redeemed                               (477,145)
                                                                 ---------
  Increase in net assets from capital share transactions           220,012
                                                                 ---------
Total increase in net assets                                       220,006

Net Assets:
  Beginning of period                                                   --
                                                                 ---------
  End of period                                                  $ 220,006
                                                                 =========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
NOTES TO FINANCIAL STATEMENTS
For the period February 27, 1995 (commencement of operations) to
December 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab New York Tax-Exempt Money Fund (the "Fund") is a series of The Charles Schwab Family of Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 20, 1989 and registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 27, 1995.

The Board of Trustees of the Trust adopted a multiple class plan for the Fund on May 9, 1995. Commencing July 7, 1995, the Fund began offering more than one class of shares. Pursuant to the plan, the existing shares were redesignated as Sweep Shares ("Sweep Shares"), and a new class of shares was added -- the Value Advantage Shares ("Value Advantage Shares"). Both classes represent interests in the same portfolio of investments of the Fund and are substantially the same in all respects except that the classes are subject to different transfer agency and shareholder service fees (see Note 3), investment minimums and certain other expenses.

In addition to the Fund, the Trust also offers -- the Schwab Money Market Fund, the Schwab Government Money Fund, the Schwab U.S. Treasury Money Fund, the Schwab Tax-Exempt Money Fund (Sweep and Value Advantage Shares), the Schwab California Tax-Exempt Money Fund (Sweep and Value Advantage Shares), the Schwab Value Advantage Money Fund(R), the Schwab Institutional Advantage Money Fund(TM) and the Schwab Retirement Money Fund(R). The assets of each series are segregated and accounted for separately.

The Schwab New York Tax-Exempt Money Fund, which is not "diversified" within the meaning of the Investment Company Act of 1940, as amended, invests in a portfolio of debt obligations issued by or on behalf of New York and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities that generate interest exempt from federal income tax and State of New York and New York municipal personal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments are stated at amortized cost which approximates market value.

Security transactions -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed).

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
NOTES TO FINANCIAL STATEMENTS
For the period February 27, 1995 (commencement of operations) to
December 31, 1995
--------------------------------------------------------------------------------

Dividends to shareholders -- The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and will be in the same amount except for the effect of expenses that may be applied differently, as described below.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund and its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets. Expenses attributable to both classes of shares are allocated daily to each class based on the value of settled shares outstanding of each respective class. Transfer agency, shareholder service fees and certain other expenses which are class specific are calculated daily at the class level.

Interest income and realized gains (losses) -- Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. Income and realized gains (losses) are allocated daily to each class of shares based on the value of settled shares outstanding of each respective class.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreements -- The Trust has investment advisory and administration agreements with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .46% of the first $1 billion of average daily net assets, .41% of such assets over $1 billion, and .40% of such assets in excess of $2 billion. Under these agreements, the Fund incurred investment advisory and administration fees of $741,000 for the period ended December 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .45% and .25% of average daily net assets of the Sweep Shares and Value Advantage Shares, respectively. For the period ended December 31, 1995, the Fund incurred transfer agency and shareholder service fees of $708,000 and $9,000 for the Sweep Shares and Value Advantage Shares, respectively, before Schwab reduced its fees (see Note 4).

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and/or Schwab. During the period ended December 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $1,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. For the period ended December 31, 1995, the total of such fees and expenses reduced and absorbed by the Investment Manager were $302,000 and the total of such fees reduced by Schwab was $388,000.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities during the period from February 27, 1995 to December 31, 1995, aggregated (in thousands) $527,752 and $308,751, respectively.

6. CAPITAL SHARE TRANSACTIONS

The Fund offers two classes of shares: Sweep Shares and Value Advantage Shares. Shares of each class represent interests in the same portfolio of investments of the Fund. Transactions in capital shares for the period from February 27, 1995 (commencement of operations) to December 31, 1995*, were as follows (in thousands):

Proceeds from shares sold:
  Sweep Shares                                                                 $ 671,692
  Value Advantage Shares                                                          21,284
                                                                               ---------
    Total proceeds from shares sold                                              692,976
Net asset value of shares issued in
 reinvestment of dividends:
  Sweep Shares                                                                     4,126
  Value Advantage Shares                                                              55
                                                                               ---------
    Total net asset value of shares issued in
      reinvestment of dividends                                                    4,181
Less payments for shares redeemed:
  Sweep Shares                                                                  (470,949)
  Value Advantage Shares                                                          (6,196)
                                                                               ---------
    Total payments for shares redeemed                                          (477,145)
Total increase in net assets from
 capital share transactions                                                    $ 220,012
                                                                               =========

* The Value Advantage Shares commenced operations on July 7, 1995.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB NEW YORK TAX-EXEMPT MONEY FUND
NOTES TO FINANCIAL STATEMENTS
For the period February 27, 1995 (commencement of operations) to
December 31, 1995
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                  Value Advantage
                                                                      Shares              Sweep Shares
                                                                -------------------    -------------------
                                                                  For the period         For the period
                                                                       ended                  ended
                                                                   December 31,           December 31,
                                                                      1995(1)               1995(2)
                                                                -------------------    -------------------
Net asset value at beginning of period                                  $1.00                   $1.00
Income from investment operations
---------------------------------
 Net investment income                                                    .02                     .03
 Net realized and unrealized gain (loss) on investments                    --                      --
                                                                      -------                --------
 Total from investment operations                                         .02                     .03
Less distributions
------------------
 Dividends from net investment income                                    (.02)                   (.03)
 Distributions from realized gain on investments                           --                      --
                                                                      -------                --------
 Total distributions                                                     (.02)                   (.03)
                                                                      -------                --------
Net asset value at end of period                                        $1.00                   $1.00
                                                                      =======                ========
Total return (%)                                                         1.62                    2.75
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period (000s)                                     $15,143                $204,863
 Ratio of expenses to average net assets (%)                              .45*                    .63*
 Ratio of net investment income to average net assets (%)                3.42*                   3.20*

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, with respect to the Value Advantage Shares, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 1.81%* and 2.06%*, respectively. With respect to the Sweep Shares, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 1.04%* and 2.79%*, respectively.

(1) For the period July 7, 1995 (commencement of operations) to December 31,
    1995.
(2) For the period February 27, 1995 (commencement of operations) to December 31, 1995.

  * Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab New York Tax-Exempt Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab New York Tax-Exempt Money Fund (one of the series constituting The Charles Schwab Family of Funds, hereafter referred to as the "Trust") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
January 31, 1996

            THIS SPACE IS RESERVED FOR YOUR COMMENTS AND QUESTIONS.
              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

            THIS SPACE IS RESERVED FOR YOUR COMMENTS AND QUESTIONS.
              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

            THIS SPACE IS RESERVED FOR YOUR COMMENTS AND QUESTIONS.
              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of the three Asset Director(R) Funds, or choose several different equity markets with our three equity index funds. You can also select from different maturities with our bond fund choices, and take advantage of an array of money market funds.

                           SCHWAB ASSET DIRECTOR FUNDS

- HIGH GROWTH FUND seeks to provide high capital growth with less volatility than an all-stock portfolio. This Fund has the largest stock component and offers the highest risk and return potential.

- BALANCED GROWTH FUND seeks to provide maximum total return, including capital growth and income. This Fund invests in a more balanced mix of stocks and bonds and offers moderate risk and return potential.

- CONSERVATIVE GROWTH FUND seeks to provide income with growth potential. This Fund has the smallest stock component, which is designed to help offset inflation, and generally keeps the majority of its assets invested in bonds. It offers the lowest risk and return potential.

                               SCHWAB INDEX FUNDS

- SCHWAB 1000 FUND(R) is designed to match the total return of the Schwab 1000 Index(R), comprised of the largest 1,000 publicly traded U.S. companies--the stocks of which represent about 85% of the total market capitalization of the U.S. Stock Market. 1

- SCHWAB SMALL-CAP INDEX FUND(R) is designed to track the total return of the Schwab Small-Cap Index(R), which tracks the performance of small-capitalization companies. The Schwab Small-Cap Index is comprised of the second 1,000 largest publicly traded companies in the U.S. 1

- SCHWAB INTERNATIONAL INDEX FUND(TM) is designed to track the total return of the Schwab International Index(R), comprised of 350 of the largest companies, based on market capitalization, in foreign countries with developed securities markets. 2

                                SCHWAB BOND FUNDS

- SCHWAB GOVERNMENT BOND FUNDS include two Funds designed to offer high current yields with the credit safety of U.S. government securities. The income level you are seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or our Long-Term Fund. 3

- SCHWAB TAX-FREE BOND FUNDS help investors take advantage of one of the last remaining tax breaks: tax-free municipal bonds. We offer a national Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

- SCHWAB CALIFORNIA TAX-FREE BOND FUNDS give California taxpayers two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes. 5

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity. Choose from taxable or tax-exempt alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM). 6

We will be happy to provide you with a free prospectus and brochure on any of the SchwabFunds(R). EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                        1-800-2 NO-LOAD (1-800-266-5623)

1 The Schwab 1000 Index and the Schwab Small-Cap Index consist of publicly traded companies ranked by market capitalization. These indices do not include privately held companies, investment companies and companies incorporated outside of the United States.

2 The Schwab International Index is comprised of publicly traded companies ranked by market capitalization in countries with developed securities markets. Currently invested in 15 countries, the Index does not include privately held companies, investment companies or companies from the United States.

3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to prepayment of obligations held by the Funds.

4  Income may be subject to state and local taxes.

5 Income may be subject to the Alternative Minimum Tax (AMT). Capital appreciation from discounted bonds may be subject to state and federal income tax.

6 Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                                --------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                CHARLES SCHWAB
                                                                --------------



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INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE. TF3962R(2/96) CRS 10213 Printed on recycled paper.